THE JOHNSTON COUNTY INDUSTRIAL FACILITIES AND

                     POLLUTION CONTROL FINANCING AUTHORITY,

                                 as the Issuer,

                              FLANDERS CORPORATION,
                                   the Company

                      ------------------------------------

                                 LOAN AGREEMENT

                      ------------------------------------



                            Dated as of March 1, 2000

                                   Relating to

                                   $4,000,000

                  The Johnston County Industrial Facilities and

                      Pollution Control Financing Authority

                      Industrial Development Revenue Bonds

                   (Flanders Corporation Project), Series 2000

The interest of The Johnston County Industrial Facilities and Pollution Control Financing Authority (the "Issuer") in this Loan Agreement has been assigned (except for "Reserved Rights" defined in this Loan Agreement) pursuant to the Indenture of Trust dated as of the date hereof from the Issuer to First-Citizens Bank & Trust Company, Raleigh, North Carolina, as trustee (the "Trustee"), and is subject to the security interest of the Trustee thereunder.

                                 LOAN AGREEMENT

                                TABLE OF CONTENTS

(This Table of Contents is not a part of the Loan Agreement and is only for convenience of reference.)

                                                                          Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1. Definitions....................................................2
Section 1.2. Uses of Words and Phrases......................................4

                                   ARTICLE II

                REPRESENTATIONS, CERTAIN COVENANTS AND WARRANTIES

Section 2.1.  Representations and Warranties of the Issuer..................5
Section 2.2.  No Representation or Warranty by Issuer as to Project.........6
Section 2.3.  Representations and Warranties of the Company.................6
Section 2.4.  Notice of Determination of Taxability.........................9

                                   ARTICLE III

       ACQUISITION AND CONSTRUCTION OF THE PROJECT; ISSUANCE OF THE BONDS;
                               SPECIAL COVENANTS

Section 3.1.  Agreement to Acquire the Project..............................9
Section 3.2.  Agreement to Issue the Bonds; Application of Bond Proceeds...10
Section 3.3.  Disbursements from the Project Fund..........................10
Section 3.4.  Furnishing Documents to the Trustee..........................10
Section 3.5.  Establishment of Completion Date.............................10
Section 3.6.  Company Required to Pay in Event Project Fund Insufficient...10
Section 3.7.  Special Arbitrage Certifications.............................11
Section 3.8.  Use of Proceeds; Special Tax Covenants.......................11
Section 3.9.  Modification and Termination of Special Tax Covenants........14
Section 3.10.  Arbitrage and Rebate........................................15

                                   ARTICLE IV

                   LOAN PROVISIONS; SUBSTITUTE CREDIT FACILITY

Section 4.1.  Loan of Proceeds.............................................16
Section 4.2.  Amounts Payable..............................................16
Section 4.3.  Obligations of Company Unconditional.........................17
Section 4.4.  Substitute Credit Facility...................................17

                                    ARTICLE V

                       PREPAYMENT, PURCHASE AND REDEMPTION

Section 5.1.  Prepayment and Redemption....................................18

                                   ARTICLE VI

                                SPECIAL COVENANTS

Section 6.1.  No Warranty of Condition or Suitability by Issuer............19
Section 6.2.  Access to the Project........................................19
Section 6.3.  Further Assurances and Corrective Instruments................19
Section 6.4.  Issuer and Company Representatives...........................19
Section 6.5.  Financing Statements.........................................19
Section 6.6.  Covenant to Provide Continuing Disclosure....................20
Section 6.7.  Annual Report of Outstanding Bonds...........................20
Section 6.8.  Notice of Control............................................20

                                   ARTICLE VII

              ASSIGNMENT, SELLING, LEASING; INDEMNIFICATION, MERGER
                  OR ASSET SALE, MAINTENANCE AND REPAIR, TAXES

Section 7.1.  Assignment, Selling and Leasing..............................20
Section 7.2.  Release and Indemnification..................................21
Section 7.3.  Indemnity Against Claims.....................................22
Section 7.4.  Issuer to Grant Security Interest to Trustee.................22
Section 7.5.  Maintenance of Existence; Merger; Asset Transfer.............22
Section 7.5.  Company's Obligations to Maintain and Repair.................23
Section 7.6.  Taxes and Other Charges......................................23
Section 7.7.  Damage, Destruction or Loss of Property; Obligation to
              Rebuild; Use of Insurance Proceeds and Condemnation Awards...23

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

Section 8.1.  Defaults Defined.............................................24
Section 8.2.  Remedies on Default..........................................25
Section 8.3.  No Remedy Exclusive..........................................25
Section 8.4.  Agreement to Pay Attorneys' Fees and Expenses................26
Section 8.5.  No Additional Waiver Implied by One Waiver...................26

                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.1.  Term of Agreement............................................26
Section 9.2.  Notices   26
Section 9.3.  Binding Effect...............................................27
Section 9.4.  Severability.................................................28

Section 9.5.  Amounts Remaining in Funds...................................28
Section 9.6.  No Liability of Issuer; No Charge Against Issuer's Credit....28
Section 9.7.  If Performance Date Not a Business Day.......................28
Section 9.8.  Amendments, Changes and Modifications........................29
Section 9.9.  Execution in Counterparts....................................29
Section 9.10.  Applicable Law..............................................29
Section 9.11.  Captions 29
Section 9.12.  No Third Party Beneficiary..................................29

EXHIBIT A - Description of Project.........................................A-1
EXHIBIT B - Form of Promissory Note........................................B-1
EXHIBIT C - Form of Project Fund Certificate and Requisition...............C-1
EXHIBIT D - Certificate of Completion......................................D-1

                                 LOAN AGREEMENT

    THIS LOAN AGREEMENT, dated as of March 1, 2000, between THE JOHNSTON COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY (the "Issuer"), a political subdivision duly organized and existing under the laws and Constitution of the State of North Carolina (the "State"), FLANDERS CORPORATION, a corporation duly organized and existing under the laws of the State of North Carolina (the "Company");

                              W I T N E S S E T H:

    WHEREAS, the Industrial and Pollution Control Facilities Financing Act, Chapter 159C of the General Statutes of North Carolina, as amended (the "Act"), authorizes the creation of industrial facilities and pollution control financing authorities by the several counties in North Carolina and empowers such authorities to acquire, construct, own, repair, maintain, extend, improve, rehabilitate, renovate, furnish, equip and sell, lease, exchange, transfer or otherwise dispose of air and water pollution control facilities to the end that such authorities may be able to promote the right to gainful employment opportunity, private industry, the prevention and control of the pollution of the air, land and waters of the State, and the safety, morals and health of the people of the State and thereby promote the general welfare of the inhabitants of North Carolina by exercising such powers to aid in financing air and water pollution control facilities for the purpose of reducing, controlling and preventing environmental pollution, and further authorizes such authorities to loan to others the proceeds of bonds issued for the purpose of paying for all or any part of a pollution control facility, to mortgage and pledge any or all of such facilities, whether then owned or thereafter acquired, as security for the payment of the principal of, premium, if any, and interest on any such bonds and any agreements made in connection therewith and to pledge or assign the revenues and receipts from such facilities or loan or from any other source to the payment of such bonds; and

    WHEREAS, the Issuer has been duly organized pursuant to the Act; and

    WHEREAS, in order to further the purposes of the Act, the Issuer proposes to undertake the financing of the acquisition and construction of a building and installation of equipment therein for the recycling of waste industrial glass (the "Project") in Johnston County, North Carolina, which constitutes a pollution control project under the Act, and to obtain the funds therefor by the issuance of its Bonds (as hereinafter defined) under an Indenture of Trust securing such Bonds, between the Issuer and First-Citizens Bank & Trust Company, Raleigh, North Carolina, as Trustee, dated as of the date hereof (the "Indenture"); and

    WHEREAS, the Issuer proposes to loan the proceeds from the sale of the Bonds, as hereinafter defined, to the Company to acquire and install the Project upon the terms and conditions hereinafter set forth; and

    WHEREAS, the Company and SunTrust Bank, will enter into a Letter of Credit Agreement (the "Credit Agreement") dated as of the date hereof pursuant to which the Bank will issue an irrevocable letter of credit in an amount not to exceed $4,072,223 to the Trustee at the request and for the account of the Company upon the terms set forth in the Credit Agreement; and

    WHEREAS, it has been determined that the financing of the Project will require the issuance, sale and delivery by the Issuer of a series of bonds in the aggregate principal amount of Four Million Dollars ($4,000,000) (the "Bonds");

    NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant, agree and bind themselves as follows: provided, that any obligation of the Issuer created by or arising out of this Agreement shall never constitute a debt or a pledge of the faith and credit or the taxing power of the Issuer or any political subdivision or taxing district of the State of North Carolina but shall be payable solely out of the Trust Estate (as defined in the Indenture), anything herein contained to the contrary by implication or otherwise notwithstanding:

                                    ARTICLE I

                                   DEFINITIONS

    Section 1.1. Definitions. All capitalized, undefined terms used herein shall have the same meanings as used in Article I of the Indenture (defined below). In addition, the following words and phrases shall have the following meanings:

    "Acquisition", when used with respect to the Project means the acquisition, construction, installation and equipping of the Project, including payment of Costs of the Project, by the Company.

    "Act" means the Industrial and Pollution Control Facilities Financing Act, Chapter 159C of the North Carolina General Statutes, as amended.

    "Agreement" means this Loan Agreement between the Issuer and the Company and any modifications, alterations and supplements hereto made in accordance with the provisions hereof and of the Indenture.

    "Bond Documents" means this Agreement, the Indenture, the Bonds and the Note.

    "Company Documents" means this Agreement, the Note, the Placement Contract, the Remarketing Agreement and the Credit Agreement.

    "Completion Date" means the date of delivery to the Trustee of the Certificate of Completion of the Project required by Section 3.5 of the Agreement.

    "Cost(s) of the Project", "Cost" or "Costs" means all costs and allowances which the Issuer or the Company may properly pay or accrue, or reimburse itself (under the Code), for the Project and which, under generally accepted accounting principles, are chargeable to the capital account of the Project or could be so charged either with a proper election to capitalize such costs or, but for a proper election, to expense such costs, including (without limitation) the following costs:

        (a) fees and expenses incurred in preparing the plans and specifications for the Project (including any preliminary study or planning or any aspect thereof); any labor, services, construction materials and supplies used and/or furnished in site improvement; any equipment for the Project; any acquisition necessary to provide utility services or other services, including trackage to provide the Project with public transportation facilities, roadways, parking lots, water supply, sewage and waste disposal facilities; and all real and tangible personal property deemed necessary by the Company and acquired in connection with the Project;

        (b) fees for architectural, engineering, supervisory and consulting services;

        (c) any fees and expenses incurred in connection with perfecting and protecting title to the Project and any fees and expenses incurred in connection with preparing, recording or filing such documents, instruments or financing statements as either the Company or the Issuer may deem desirable to perfect or protect the rights of the Issuer or the Trustee under the Bond Documents;

        (d) any legal, accounting or financial advisory fees and expenses, including, without limitation, fees and expenses of Bond Counsel and counsel to the Issuer, the Company, the Credit Facility Provider, the Placement Agent, the Remarketing Agent or the Trustee, any fees and expenses of the Issuer, Trustee, Remarketing Agent, Placement Agent, Credit Issuer, Tender Agent, Paying Agent or any rating agency, filing fees, and printing and engraving costs, incurred in connection with the authorization, issuance, sale and purchase of the Bonds, and the preparation of the Bond Documents and all other documents in connection with the authorization, issuance and sale of the Bonds;

        (e) interest to accrue on the Bonds during construction of the Project;

        (f)  any   administrative  or  other  fees  charged  by  the  Issuer  or reimbursement thereto of expenses in connection with the Project until the Completion Date; and

        (g) any other costs and expenses relating to the Project which could constitute costs or expenses for which the Issuer may expend Bond proceeds under the Act.

    "Date of Issuance" means March 21, 2000, being the date of the original issuance and delivery of the Bonds by the Issuer.

    "Default" means any Default under this Agreement as specified in and defined by Section 8.1 hereof.

    "Governing Body" means the Board of Commissioners of the County of Johnston, North Carolina.

    "Indenture" means the Indenture of Trust dated as of this date between the Issuer and the Trustee, pursuant to which the Bonds are authorized to be issued, and any amendments and supplements thereto.

    "LGC" means the Local Government Commission of North Carolina, a division of the Department of State Treasurer, and any successor or successors thereto.

    "Net Proceeds," when used with respect to any insurance recovery or condemnation award with respect to the Project, shall mean the gross proceeds from such insurance recovery or condemnation award less payment of attorneys' fees, fees and expenses of the Credit Provider and all other expenses properly incurred in the collection of such gross proceeds.

    "Note" means the Company's promissory note in the principal amount of $4,000,000, dated March 21, 2000, in the form attached hereto as Exhibit B, issued pursuant hereto and delivered to the Issuer as consideration for the loan of the proceeds of the Bonds for the undertaking of the Project, and any amendment or supplement thereto or substitution therefor.

    "Project" means the acquisition, construction, installation and equipping of a facility for the recycling of waste glass by the Company in Smithfield, Johnston County, North Carolina, as more particularly described in Exhibit A hereto.

    "Requisition" means a written request for a disbursement from the Project Fund, signed by a Company Representative, in the form attached hereto as Exhibit C and satisfactorily completed as contemplated by said form.

    "Reserved Rights" means the rights of the Issuer provided under Sections 3.1(c), 3.8, 4.2(b), 7.2, 7.3 and 8.4 hereof and the rights of the Issuer to receive notices and reports and to give consents and approvals as provided herein and in the Indenture.

    "State" means the State of North Carolina.

    "Term of Agreement" means the term of this Agreement as specified in Section
9.1 hereof.

    Section 1.2. Uses of Words and Phrases. "Herein," "hereby," "hereunder," "hereof," "hereinabove," "hereinafter," and other equivalent words and phrases refer to this Agreement and not solely to the particular portion thereof in which any such word is used. The definitions set forth in Section 1.1 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                                   ARTICLE II

                REPRESENTATIONS, CERTAIN COVENANTS AND WARRANTIES

    Section 2.1. Representations and Warranties of the Issuer. The Issuer represents, covenants and warrants that:

    (a) Organization and Authority. The Issuer is a political subdivision within the meaning of the Act, created and validly existing pursuant to the provisions of the Act. The Issuer has all requisite power and authority under the Act to
(i) issue the Bonds, (ii) lend the proceeds thereof to the Company to assist the Company in financing the cost of acquiring, constructing and equipping the Project, and (iii) enter into, and perform its obligations under the Bond Documents. The members of the Board of Commissioners of the Issuer are appointed by the Board of County Commissioners of Johnston County.

    (b) Pending Litigation. There are no actions, suits, proceedings, inquiries or investigations pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer in any court or before any governmental authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by the Bond Documents or which, in any way, would materially and adversely affect the validity or enforceability of the Bond Documents or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

    (c) Issue, Sale and Other Transactions Are Legal and Authorized. The issuance and sale of the Bonds and the execution and delivery by the Issuer of the Bond Documents and the compliance by the Issuer with all of the provisions of each thereof and of the Bonds (i) are within the purposes, powers and authority of the Issuer, (ii) have been done in full compliance with the provisions of the Act, (iii) are legal and will not conflict with or constitute on the part of the Issuer a violation of or a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any property of the Issuer (other than as contemplated in the Indenture) under the provisions of, any activating resolution, by-law, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or to the best of Issuer's knowledge any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties, and (iv) have been duly authorized by all necessary action on the part of the Issuer.

    (d) Governmental Consents. Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of the Bond Documents or the issue, sale or delivery of the Bonds, other than those already obtained; provided, however, no representation is made as to compliance with any federal or state securities or "blue sky" law.

    (e) No Defaults. To the best of Issuer's knowledge, no event has occurred and no condition exists with respect to the Issuer which would constitute an "event of default" as defined in the Bond Documents or which, with the lapse of time or with the giving of notice or both, would become such an "event of default." The Issuer is not in default under the Act or under any charter instrument, by-law or other agreement or instrument to which it is a party or by which it is bound which default would adversely affect the enforceability or taxability of the Bonds.

    (f) No Prior Pledge. Neither this Agreement nor any of the Pledged Revenues have been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security for the payment of the Bonds.

    (g) Nature and Location of Project. The financing of the costs of the Project, together with related expenses, is authorized under the Act and is in furtherance of the public purpose for which the Issuer was created. The Project is located in Johnston County, North Carolina.

    (h) Limited Obligations. Notwithstanding anything herein contained to the contrary, any obligation the Issuer may hereby incur for the payment of money shall not constitute an indebtedness of the County or of the State or of any political subdivision thereof within the meaning of any state constitutional provision or statutory limitation and shall not give rise to a pecuniary liability of the State or County or any political subdivision thereof, or constitute a charge against the general credit or taxing power of said State or County or any political subdivision thereof, but shall be limited obligations of the Issuer payable solely from (i) the Pledged Revenues, (ii) revenues derived from the sale of the Bonds, and (iii) amounts on deposit from time to time in the Bond Fund, subject to the provisions of this Agreement and the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein and therein.

    (i) Approval of Issuance of Bonds. The Issuer has obtained approval of the issuance of the Bonds by the Board of County Commissioners of Johnston County as required by Section 159C-4(d) of the Act, by the Secretary of the Department of Commerce of the State required by Section 159C-7 of the Act and by the LGC required by Sections 159C-6, -8 and -9 of the Act.

    Section 2.2. No Representation or Warranty by Issuer as to Project. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER CONCERNING THE USE OF THE PROCEEDS OF THE SALE OF THE BONDS OR THE SUITABILITY OF THE PROJECT FOR THE PURPOSE FOR WHICH IT IS BEING UNDERTAKEN BY THE COMPANY. The Issuer has not made any independent investigation as to the feasibility or creditworthiness of the Company. Any bond purchaser, assignee of the Agreement or any other party with any interest in this transaction, shall make its own independent investigation as to the creditworthiness and feasibility of the Project, independent of any representation or warranties of the Issuer.

    Section 2.3. Representations and Warranties of the Company. The Company makes the following representations, covenants and warranties:

    (a) Organization and Power. The Company (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State, and (ii) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now being conducted and as presently proposed to be conducted.

    (b) Pending Litigation. There are no proceedings pending, or to the knowledge of the Company threatened, against or affecting the Company in any court or before any governmental authority, arbitration board or tribunal which if adversely determined, would materially and adversely affect the transactions contemplated by the Bond Documents or which, in any way, would materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Company, or the ability of the Company to perform its obligations under the Company Documents. The Company is not in default with respect to an order of any court, governmental authority, arbitration board or tribunal.

    (c) Agreements Are Legal and Authorized. The execution and delivery by the Company of each of the Company Documents and the compliance by the Company with all of the provisions hereof and thereof (i) are within the corporate power of the Company, (ii) will not conflict with or result in any breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property of the Company under the provisions of, any agreement, articles of incorporation, by-laws or other instrument to which the Company is a party or by which it may be bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Company; and

    (d) Enforceability of Documents. The Company Documents are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as the enforceability thereof may be subject to judicial decision or limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

    (e) Compliance with Indenture. The Company has received and reviewed the Indenture. By its execution of this Agreement, the Company acknowledges that it has approved, has agreed to and is bound by the provisions of the Indenture. The Company will fully and faithfully perform all the duties and obligations which the Issuer has covenanted and agreed in the Indenture to cause the Company to perform and any duties and obligations which the Company is required in the Indenture to perform. The Company agrees that the Trustee shall be entitled to enforce and to benefit from the terms and conditions of this Agreement that relate to it notwithstanding the fact that it is not a signatory hereto. The foregoing shall not apply to any duty or undertaking of the Issuer which by its nature cannot be delegated or assigned.

    (f) Governmental Consents. Neither the Company nor any of its business or properties, nor any relationship between the Company and any other person, nor any circumstances in connection with the execution, delivery and performance by the Company of the Company Documents or the offer, issue, sale or delivery by the Issuer of the Bonds for the benefit of the Company, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Company other than those already obtained; provided, however, that no representation is made as to any consents, approvals or authorizations required in connection with the construction or occupancy of the Project, or with respect to such consents, approvals or authorizations as may be required on the part of the Issuer.

    (g) No Defaults. No event has occurred and no condition exists with respect to the Company that would constitute an "event of default" under any of the Company Documents or which, with the lapse of time or with the giving of notice or both, would become such an "event of default." The Company is not in violation in any material respect of any agreement, articles of incorporation, by-laws or other instrument to which it is a party or by which it may be bound, which violation might materially and adversely affect the properties, business, prospects, profits or conditions (financial or otherwise) of the Company.

    (h) Compliance with Law. The Company is not in violation in any material way of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the properties, business, prospects, profits or conditions (financial or otherwise) of the Company.

    (i) Restrictions on the Company. The Company is not a party to any contract or agreement that materially and adversely affects the business of the Company. Except for the Credit Agreement, the Company is not a party to, or bound by any contract or agreement that restricts the right or ability of the Company to incur or guarantee indebtedness for borrowed money to such extent as to preclude the Company from entering into the transactions contemplated hereby, under the Bond Documents or any other documents executed in connection herewith and therewith.

    (j) Inducement. The issuance of the Bonds by the Issuer and the lending of the proceeds thereof to the Company to enable the Acquisition of the Project have induced the Company to locate the Project in the County. The issuance of the Bonds by the Issuer and the lending of the proceeds thereof to the Company to enable the Company to acquire, construct and equip the Project shall assist the Company in continuing to provide continued employment and industry in the County.

    (k) Pollution Control Project. The Company anticipates that upon completion of the Project, the Company will operate the Project as a "project" within the meaning of the Act until the Bonds have been paid in full.

    (l) Notice. The Project is of the type authorized and permitted by the Act, and the Project is substantially the same in all material respects to that described in the notice of public hearing published on August 20, 1999.

    (m) Compliance With Land Use Regulations. The Project will be acquired, constructed and installed and will be operated by the Company in such manner as to conform in all material respects with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction over the Project.

    (n) Application of Proceeds. The Company will cause all of the proceeds of the Bonds to be applied solely to the payment of Costs of the Project.

    (o) Location of Project. The Project is located entirely within the geographical boundaries of Johnston County, North Carolina.

    Section 2.4. Notice of Determination of Taxability. Promptly after the Company first becomes aware of any Determination of Taxability, the Company shall give written notice thereof to the Issuer and the Trustee.


                                   ARTICLE III

                  ACQUISITION AND CONSTRUCTION OF THE PROJECT;
                    ISSUANCE OF THE BONDS; SPECIAL COVENANTS

    Section 3.1. Agreement to Acquire the Project.

    (a) The Company agrees to make all contracts and do all things necessary for the Acquisition of the Project. The Company further agrees that it will acquire, construct and equip the Project with all reasonable dispatch and use its best efforts to cause the Acquisition of the Project to be completed by August, 2000, or as soon thereafter as may be practicable, delays caused by force majeure as defined in Section 8.1 hereof only excepted; but if for any reason such Acquisition of the Project is not completed by said date there shall be no resulting liability on the part of the Company and no diminution in or postponement of the payments required in Section 4.2 hereof to be paid by the Company.

    (b) The Company shall obtain or cause to be obtained all necessary permits and approvals for the Acquisition, operation and maintenance of the Project and shall comply with all lawful requirements of any governmental body regarding the use or condition of the Project or any of its component parts. The Company may, however, contest any such requirement by an appropriate proceeding diligently prosecuted.

    (c) The Company shall maintain a set of plans and specifications at the Project site which shall be available to the Issuer, the Trustee, the Credit Facility Provider and the Paying Agent for inspection and examination during the Company's regular business hours, and the Issuer and the Company agree that the Company may supplement, amend and add to such plans and specifications, and that the Company shall be authorized to omit or make substitutions for components of the Project, without approval of the Issuer, provided that no such change shall be made which shall be contrary to subsections (k), (l), (m), (n) and (o) of
Section 2.3 hereof or the provisions of Article IX hereof, and provided further that if any such change would render materially incorrect or incomplete the description of the initial components of the Project or the description of the Project as set forth in Exhibit A to this Agreement, the Company and the Issuer shall amend such Exhibit A to reflect such change, upon receipt by the Issuer, the Trustee, as the Credit Facility Provider, of an opinion of Bond Counsel that such change will not result in an Event of Taxability. No approval of the Issuer or the Trustee shall be required for the Acquisition of the Project or for the solicitation, negotiation, award or execution of contracts relating thereto.

    Section 3.2. Agreement to Issue the Bonds; Application of Bond Proceeds. In order to provide funds to pay the Costs of the Project, the Issuer, concurrently with the execution of this Agreement, will issue, sell, and deliver the Bonds and deposit the net proceeds thereof with the Trustee in the Project Fund, as provided in the Indenture.

    Section 3.3. Disbursements from the Project Fund. The Issuer has, in the Indenture, authorized and directed the Trustee to make disbursements from the Project Fund to pay the Costs of the Project, or to reimburse the Company for any Cost paid by the Company. The Company agrees to cause Requisitions to be directed to the Trustee as may be necessary to effect payments out of the Project Fund in accordance with this Section. The receipt by the Trustee of a Requisition signed by a Company Representative which appears to be properly complete on its face shall be sufficient authorization for the Trustee to disburse such amounts as requested.

    Section 3.4. Furnishing Documents to the Trustee. The Company agrees to cause such Requisitions to be directed to the Trustee as may be necessary to effect payments out of the Project Fund in accordance with Section 3.3 hereof.

    Section 3.5. Establishment of Completion Date. The Completion Date shall be evidenced to the Trustee by a certificate signed by a Company Representative in the form attached hereto as Exhibit D. Forthwith upon completion of the acquisition, construction and installation of the Project, the Company agrees to cause such certificate to be furnished to the Issuer and the Trustee. Upon receipt of such certificate, the Trustee shall retain in the Project Fund a sum equal to the amounts necessary for payment of the Costs not then due and payable according to such certificate, and any amount remaining in the Project Fund shall be transferred by the Trustee into the General Account of the Bond Fund and used by the Trustee (a) to redeem Bonds on the earliest redemption date permitted by the Indenture without a premium, (b) to purchase Bonds on the open market prior to such redemption date at prices not in excess of one hundred percent (100%) of the principal amount of such Bonds, or (c) for any other purpose provided that the Trustee is furnished with a Favorable Opinion of Bond Counsel, all in accordance with Article VI of the Indenture. Until used for one or more of the foregoing purposes, such segregated amount may be invested as permitted by the Indenture provided that prior to any such investment the Trustee is provided with a Favorable Opinion of Bond Counsel.

    Section 3.6. Company Required to Pay in Event Project Fund Insufficient. In the event the moneys in the Project Fund available for payment of the Costs should not be sufficient to pay the Costs in full, the Company agrees to complete the Project and to pay, or to provide for payment of, that portion of the Costs in excess of the moneys available therefor in the Project Fund. The Issuer does not make any warranty, either express or implied, that the moneys paid into the Project Fund and available for payment of the Costs will be sufficient to pay all of the Costs. The Company agrees that if after exhaustion of the moneys in the Project Fund, the Company should pay any portion of the Costs pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or the Owners of any of the Bonds, nor shall the Company be entitled to any diminution of the amounts payable under Section 4.2 hereof or under the Note.

    Section 3.7. Special Arbitrage Certifications. The Company and the Issuer covenant not to cause or direct any moneys on deposit in any fund or account to be used in a manner which would cause the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code, and the Company certifies and covenants to and for the benefit of the Issuer and the Owners of the Bonds that so long as there are any Bonds Outstanding, moneys on deposit in any fund or account in connection with the Bonds, whether such moneys were derived from the proceeds of the sale of the Bonds or from any other sources, will not be used in a manner which will cause the Bonds to be classified as "arbitrage bonds" within the meaning of
Section 148 of the Code.

    Section 3.8. Use of Proceeds; Special Tax Covenants.

    (a) Qualifying Costs. Neither the Issuer nor the Company shall cause any proceeds of the Bonds to be expended, except pursuant to the Indenture and this Agreement. The Company shall not (i) requisition or otherwise allow payment out of proceeds of the Bonds (A) if such payment is to be used for the acquisition (including reimbursement therefor in compliance with the Code) of any property (or an interest therein) unless the first use of such property is pursuant to such acquisition, provided that this clause (A) shall not apply (1) to any building (and the equipment purchased as a part thereof, if any,) if the "rehabilitation expenditures", as defined in Section 147(d) of the Code, with respect to the building equal or exceed 15% of the portion of the cost of acquiring the building (including such equipment) financed with the proceeds of the Bonds, or (2) to any other property if the rehabilitation expenditures with respect thereto equal 100% of the cost of acquiring such property financed with the proceeds of the Bonds; (B) if as a result of such payment, 25% or more of the proceeds of the Bonds would be considered as having been used directly or indirectly for the acquisition of land (or an interest therein); (C) if, as a result of such payment, less than 95% of the net proceeds of the Bonds, expended at the time of such acquisition would be considered as having been used for costs of the acquisition, construction, or reconstruction or improvement of land or property of a character subject to the allowance for depreciation, within the meaning of Section 144(a)(1)(A) of the Code ("Qualifying Costs"), or (D) if such payment is used to pay issuance costs (including counsel fees and placement fees) of the Bonds in excess of an amount equal to 2% of the principal amount of the Bonds; (ii) take or omit, or permit to be taken or omitted, any other action with respect to the use of such proceeds the taking or omission of which has or would result in the loss of the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes; or (iii) take or omit, or permit to be taken or omitted, any other action the taking or omission of which has or would cause the loss of such exclusion.

    (b) Prohibited Uses. Without limiting the generality of the foregoing, the Issuer and the Company will not use the proceeds of the Bonds, or permit such proceeds to be used directly or indirectly, for the acquisition of land (or an interest therein) to be used for farming purposes, or to provide any facility the primary purpose of which is retail food and beverage services, automobile sales or service or the provision of recreation or entertainment, any airplane, skybox or other private luxury box, any health club facility, any facility primarily used for gambling, any store the principal business of which is the sale of alcoholic beverages for consumption off premises, any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet spots facility (including any hand ball or racquetball court), hot tub facility, suntan facility, or race track, or single or multi-family residences.

    (c) Manufacturing. For purposes of applicability of the Code, not less than 95% of the net proceeds of the Bonds (consisting of the face amount of the Bonds less any original issue discount plus any original issue premium, but including issuance costs) shall be used to provide facilities to be used in the manufacturing or production of tangible personal property, including facilities that are directly related and ancillary to such manufacturing facilities and located on the same site as the manufacturing facilities; provided, however, that not more than twenty-five percent (25%) of the net proceeds shall be used to provide such ancillary facilities.

    (d) No Other Issues. The Bonds are not being issued as part of an issue the interest of which is exempt from federal income taxation under any other provision of law other than Section 144(a) of the Code.

    (e) Existing Capital Expenditures. The aggregate amount of capital expenditures (as defined by Section 1.103-10(b)(2) of the Tax Regulations to include any expenditure which was or could have been treated as a capital expenditure under any rule or election under the Code) with respect to facilities located in the same incorporated municipality as the Project, or which are contiguous or integrated facilities, the principal user of which was or is the Company or any Related Person, paid or incurred during the period beginning three years before the date of issuance of the Bonds, and financed otherwise than out of the Bond proceeds (not including investment earnings thereon) and otherwise than out of the proceeds of other outstanding issues to which Section 144(a)(2) of the Code applies, is $0.00.

    (f) Bonds Outstanding. The aggregate face amount of all prior issues outstanding as of the date of issuance of the Bonds (whether or not the issuer of each issue is the same) to which Section 144(a) of the Code or Section 103(b)(6) of the Internal Revenue Code of 1954, as amended applies, the proceeds of which were or will be used to any extent with respect to facilities located in the same incorporated municipality as the incorporated municipality in which the Project is located and the principal user of which is the Company or a Related Person, is $4,500,000. The Company and, at the direction of the Company, the Issuer, shall file any reports or statements and take any other action as may be required from time to time with respect to the qualification of the Bonds as an exempt small issue within the meaning of Section 144(a) of the Code.

    (g) No Other Bonds for Common Facilities.  There are no other bonds to which
Section 144(a) of the Code applies which, together with the Bonds, are to be used with respect to (a) a single building, (b) an enclosed shopping mall, or
(c) a strip of offices, stores or warehouses, using substantial common facilities with the Project or a portion thereof.

    (h) Land. No portion of the Bond proceeds will be used directly or indirectly for the acquisition of land or any interest therein to be used for the purpose of farming and less than 25% of the Bond proceeds are or will be used directly or indirectly for the acquisition of land to be used for purposes other than farming.

    (i) Commencement of Construction; First Users. The Borrower hereby represents that the Borrower will not requisition any amounts from the proceeds of the Bonds to pay costs incurred before the date of issuance of the Bonds and paid more than 60 days prior to the date of "official action" of the Issuer within the meaning of Section 142 of the Code, which took place on August 17, 1999. No person, firm or corporation who was a "substantial user" of the Project (within the meaning described in such term under Section 144(a) of the Code) before the date of issuance of the Bonds and who was or will be a "substantial user" of the Project following its being placed in service, has received or will receive, directly or indirectly, any proceeds from the issuance and sale of the Bonds.

    (j) Economic Life of Project. The Company hereby represents that the weighted average maturity of the Bonds does not exceed 120% of the "average reasonably expected economic life" of the components comprising the Project, determined pursuant to Section 147(b) of the Code. The Company agrees that it will not make any changes in the Project which would, at the time made, cause 120% of the "average reasonably expected economic life" of the components of the Project, determined pursuant to Section 147(b) of the Code, to be less than the "weighted average maturity" of the Bonds.

    (k)  Certificate of  Information;  Internal  Revenue  Service Form 8038. The
Company hereby represents that the information contained herein and in the Company's Tax Certificate (attached to the Issuer's Non-Arbitrage Certificate) delivered in connection with the issuance of the Bonds with respect to the compliance with the requirements of Section 103 and Sections 141 through 150 of the Code, including the information in Internal Revenue Service Form 8038 (excluding the issue number and the employer identification number of the Issuer) filed by the Issuer with respect to the Bonds and the Project, is true and correct in all material respects.

    (l) Use by United States of America or Its Agencies. The Company has not permitted and shall not permit the Project to be used or occupied other than as a member of the general public in any manner for compensation by the United States of America or an agency or instrumentality thereof, including any entity with statutory authority to borrow from the United States of America (in any case within the meaning of Section 149(b) of the Code) unless, with respect to any future use of the Project, the Company shall deliver to the Trustee a Favorable Opinion of Bond Counsel.

    (m) Other Bonds. The Company agrees that during the period commencing on the date of the issuance of the Bonds and ending 15 days thereafter, there shall be issued no "private activity bonds," as defined in Section 141 of the Code, which are guaranteed or otherwise secured by payments to be made by the Company or any "related person" (or group of "related persons") unless the Company shall deliver to the Trustee a Favorable Opinion of Bond Counsel in connection with the issuance of such "private activity bonds". The Company represents that except for the Company or any "related person" (or group of "related persons"), no person has (i) guaranteed, arranged, participated in, assisted with or paid any portion of the cost of the issuance of, the Bonds, and (ii) provided any property or any franchise, trademark or trade name (within the meaning of Section 1253 of the Code) which is to be used in connection with the Project.

    (n) Limit on Amount of Bonds, Reports. The Company represents that on the date of the issuance of the Bonds (i) obligations were not assumed, expenditures were not made and outstanding obligations did not exist that will cause the "aggregate face amount" of the Bonds as computed under the provisions of Section 144(a) and related sections of the Code to exceed $10,000,000, and (ii) outstanding obligations did not exist that would cause the "aggregate face amount" of the Bonds allocated to any "test-period beneficiary," as defined in
Section 144(a)(10) of the Code, when increased by such obligations as provided in Section 144(a)(10) of the Code, to exceed $40,000,000. During the three-year period beginning on the date of the issuance of the Bonds (or, in the case of clause (ii) below, the date the Project is placed in service, unless the Company provides to the Trustee an Opinion of Bond Counsel that such restriction is no longer applicable), the Company shall not make any expenditure, assume any obligation, permit the use of the Project by any person or take or permit other action that would cause the "aggregate face amount" of the Bonds as computed under the provisions of Section 144(a) and related sections of the Code (i) to exceed $10,000,000 or such other maximum dollar amount then permitted by the Code, or (ii) allocated to any "test-period beneficiary", when increased by such obligations as provided in Section 144(a)(10) of the Code, to exceed $40,000,000, and shall on the anniversary date of the issuance of the Bonds until the third anniversary date of the issuance of the Bonds or the date on which the Project is placed into service, whichever is later, file a report with the Trustee setting forth all capital expenditures and bond issues used in calculating such limits under Section 144(a) of the Code since the last report received by the Trustee.

    The Company and the Issuer shall file any reports or statements and take any other action as may be required from time to time with respect to the qualification of the Bonds as qualified small issue bonds within the meaning of
Section 144(a) of the Code.

    (o) Election. The Issuer hereby elects to have the provisions of Section 144(a)(4) of the Code apply to the Bonds.

    (p) Covenant to Maintain Tax Exemption. The Issuer and the Company hereby covenant and agree on their own behalf that they shall not take any action, cause any action to be taken, omit to take any action or cause any omission to occur which would cause the interest on the Bonds to become includable in the gross income of the recipients thereof for purposes of federal income taxation.

    Section 3.9. Modification and Termination of Special Tax Covenants. Subsequent to the issuance of the Bonds and prior to their payment in full (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), neither this Agreement nor the Note may be amended, changed, modified, altered or terminated except as permitted herein and by the Indenture and with the written consent of the Company, the Trustee and the Credit Provider. Subject to Article XI of the Indenture, the Issuer, the Trustee, and the Company hereby agree to amend this Agreement to the extent required or permitted, in the opinion of Bond Counsel, in order for interest on the Bonds to be excluded from gross income for federal income tax purposes under
Section 103(a) of the Code. The party requesting such amendment shall notify the other party to this Agreement and the Trustee of the proposed amendment, with a copy of such requested amendment to Bond Counsel. To effect any such proposed amendments, after review of such proposed amendment, Bond Counsel shall render to the Trustee a Favorable Opinion of Bond Counsel.

    Section 3.10. Arbitrage and Rebate.

    (a) The Company acknowledges having read Section 5.09 of the Indenture and agrees to perform all duties imposed upon it by such Sections. Insofar as said Sections or any other sections of the Indenture expressly or implicitly impose duties and responsibilities on the Company, they are specifically incorporated herein by reference.

    (b) Neither the Company nor the Issuer shall (i) take or omit to take any action, or approve, the making by the Company of any investment or use of any proceeds of the Bonds or any other moneys within their respective control (including without limitation the proceeds of any insurance or any condemnation award with respect to the Project), or the taking or omission of any other action, which would cause the Bonds to be "arbitrage bonds" within the meaning of

Section 148 of the Code, or (ii) approve the use of any proceeds from the sale of the Bonds otherwise than in accordance with this Agreement or the Non-Arbitrage Certificate, barring any unforeseen circumstances, in which event, the Company and the Issuer shall use such proceeds with due diligence and shall otherwise comply with this Agreement. Without limiting the generality of the foregoing, the Company shall at its sole expense take all action required under
Section 148 of the Code and Treasury Regulations thereunder to prevent loss of the exclusion of the interest on the Bonds from gross income of the owners thereof for Federal income tax purposes under such Section, including but not limited to paying on behalf of the Issuer the "rebatable arbitrage amount" to the United States of America in accordance with the requirements set forth in the related Treasury Regulations and complying with the requirements of Section
5.09 of the Indenture and this Section, including making the calculations and deposits required therein (with all such calculations to be supplied to the Issuer). The Company shall also comply with any similar requirements contained in any Treasury Regulations adopted in place of the existing Treasury Regulations and all other requirements of any such Treasury Regulations, to the extent applicable to the Bonds. The Company shall maintain or cause to be maintained records of any such rebate calculations for six (6) years after retirement of the Bonds.

    (c) Nothing contained in this Agreement or in the Indenture shall be interpreted or construed to require the Issuer to pay the Rebate Amount, such obligations being the sole responsibility of the Company.

                                   ARTICLE IV

                                LOAN PROVISIONS;
                           SUBSTITUTE CREDIT FACILITY

    Section 4.1. Loan of Proceeds. The Issuer agrees, upon the terms and conditions contained in this Agreement and the Indenture, to lend to the Company the proceeds received by the Issuer from the sale of the Bonds, and the Company hereby borrows the same from the Issuer as evidenced by this Agreement and the execution and delivery of the Note to the Issuer. Such proceeds shall be disbursed as provided in Sections 3.2 and 3.4 hereof.

    Section 4.2. Amounts Payable.

    (a) The Company hereby covenants and agrees to repay the loan, as follows: on or before any Interest Payment Date for the Bonds or any other date that any payment of interest, premium, if any, or principal or Purchase Price is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, a sum which, together with any other moneys available for such payment in any account of the Bond Fund, will enable the Trustee to pay the amount payable on such date as Purchase Price or principal of (whether at maturity or upon redemption or acceleration or otherwise), premium, if any, and interest on the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Credit Provider to the Trustee under the Credit Facility. The Company covenants to make all payments on the Note, as and when the same become due.

    It is understood and agreed that all payments payable by the Company under subsection (a) of this Section and under the Note are assigned by the Issuer to the Trustee for the benefit of the Owners of the Bonds. The Company assents to such assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay to the Trustee at the Principal Office of the Trustee all payments payable by the Company pursuant to this subsection.

    (b) The Company will also pay the reasonable expenses of the Issuer related to the issuance of the Bonds.

    (c) The Company will also pay the reasonable fees and expenses of the Trustee under the Indenture and all other amounts which may be payable to the Trustee under Section 10.02 of the Indenture, such amounts to be paid directly to the Trustee for the Trustee's own account as and when such amounts become due and payable.

    (d) The Company covenants, for the benefit of the Owners of the Bonds, to pay or cause to be paid, to the Trustee, such amounts as shall be necessary to enable the Trustee to pay the Purchase Price of Bonds delivered to it for purchase, all as more particularly described in Sections 4.01 and 4.02 of the Indenture; provided, however, that the obligation of the Company to make any such payment under this subsection (d) shall be reduced by the amount of moneys available for such payment described in subsection (a) of Section 4.03 of the Indenture; and provided, further, that the obligation of the Company to make any payment under this subsection (d) shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Credit Provider under the Credit Facility.

    (e) In the event the Company should fail to make any of the payments required in this Section, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon, to the extent permitted by law, from the date when such payment was due, at the rate of interest borne by the Bonds.

    Section 4.3. Obligations of Company Unconditional. The obligations of the Company to make the payments required in Section 4.2 and under the Note and to perform and observe the other agreements contained herein shall be absolute and unconditional and shall not be subject to any defense or any right of setoff, counterclaim or recoupment arising out of any breach by the Issuer or the Trustee, of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or the Trustee, and, until such time as the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company (i) will not suspend or discontinue any payments provided for in Section
4.2 hereof, (ii) will perform and observe all other agreements contained in this Agreement and (iii) except as otherwise provided herein, will not terminate the Term of Agreement for any cause, including, without limiting the generality of the foregoing, the occurrence of any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, the taking by eminent domain of title to or temporary use of any or all of the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either thereof or any failure of the Issuer or the Trustee to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement. Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained, and in the event the Issuer or the Trustee should fail to perform any such agreement on its part, the Company may institute such action against the Issuer or the Trustee as the Company may deem necessary to compel performance so long as such action does not abrogate the obligations of the Company contained in the first sentence of this Section.

    Section 4.4. Substitute Credit Facility. Subject to the conditions set forth in this Section 4.4, the Company may provide for the delivery to the Trustee of a Substitute Credit Facility. The Company shall furnish written notice to the Trustee, not less than twenty days prior to the Mandatory Purchase Date, (a) notifying the Trustee that the Company is exercising its option to provide for the delivery of a Substitute Credit Facility to the Trustee, (b) setting forth the Mandatory Purchase Date (which shall in any event be an Interest Payment
Date) in connection with the delivery of such Substitute Credit Facility, which shall in any event be not less than two Business Days prior to the expiration date of the Credit Facility then in effect with respect to the Bonds, and (c) instructing the Trustee to furnish notice to the Bondholders regarding the Mandatory Purchase Date at least fifteen days prior to the Mandatory Purchase Date, as more fully described in Section 4.01(b) of the Indenture and Exhibit B thereto. Any Substitute Credit Facility shall be delivered to the Trustee prior to any such Mandatory Purchase Date, and shall be effective on and after such Mandatory Purchase Date, and shall expire on a date which is fifteen days after an Interest Payment Date for the Bonds. On or before the date of such delivery of a Substitute Credit Facility to the Trustee, the Company shall furnish to the Trustee (a) a Favorable Opinion of Bond Counsel with respect to such Substitute Credit Facility; (b) a written opinion of counsel to the Substitute Credit Provider to the effect that the Substitute Credit Facility is a legal, valid, binding and enforceable obligation of the Substitute Credit Provider in accordance with its terms; and (c) the written consent of the Secretary of the LGC as to the acceptance by the Trustee of the Substitute Credit Facility. Notwithstanding the prior sentence, the consent of the Secretary of the LGC shall not be necessary if the Trustee has received (i) if the Bonds are rated by a Rating Agency, written evidence from such Rating Agency to the effect that such Rating Agency has reviewed the proposed Substitute Credit Facility and that the substitution of the proposed Substitute Credit Facility for the then current Credit Facility will not, by itself, result in a permanent withdrawal of its rating of the Bonds or a reduction of the then current rating of the Bonds, or
(ii) if the Bonds are not rated by a Rating Agency, written evidence that the bank deposit obligations or other long-term debt of the bank or institution issuing the proposed Substitute Credit Facility are rated by a Rating Agency at least as high as the bank deposit obligations or other long-term debt of the Credit Issuer as of the delivery date of the Substitute Credit Facility unless the rating of the Credit Issuer's bank deposit obligations or other long term debt is higher than such rating on the original delivery date in which case such lower rating shall be the highest rating required of the Substitute Credit Facility unless otherwise directed in writing by a Company Representative.

    The Company shall require the Credit Facility Provider to provide to the Trustee notice of and all necessary documents related to any extension of the term of the Credit Facility at least thirty (30) days prior to the Credit Facility Termination Date.

                                    ARTICLE V

                       PREPAYMENT, PURCHASE AND REDEMPTION

    Section 5.1. Prepayment, Purchase and Redemption. The Company shall have the option to prepay its obligations hereunder at the times and in the amounts as necessary to exercise its option to cause the Bonds to be redeemed or defeased as set forth in the Indenture and in the Bonds. The Company hereby agrees that it shall prepay its obligations hereunder at the times and in the amounts as necessary to accomplish the purchase and the mandatory redemption of the Bonds as set forth in the Indenture and in the Bonds. The Issuer, at the request of the Company, shall forthwith take all steps (other than the payment of the money required for such redemption) necessary under the applicable redemption provisions of the Indenture to effect redemption of all or part of the Outstanding Bonds, as may be specified by the Company, on the date established for such redemption.

                                   ARTICLE VI

                                SPECIAL COVENANTS

    Section 6.1. No Warranty of Condition or Suitability by Issuer. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE PROJECT OR THE CONDITION THEREOF, OR THAT THE PROJECT IS SUITABLE FOR THE PURPOSES OR NEEDS OF THE COMPANY. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT THE COMPANY WILL HAVE QUIET AND PEACEFUL POSSESSION OF THE PROJECT. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS SUITABILITY FOR THE COMPANY'S PURPOSES.

    Section 6.2. Access to the Project. The Company agrees that the Issuer, the Credit Provider, the Trustee and their duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect the Project at all reasonable times and on reasonable notice. The Issuer, the Credit Provider, the Trustee and their duly authorized agents shall also be permitted, at all reasonable times and upon reasonable notice, to examine the books and records of the Company with respect to the Project.

    Section 6.3. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the expressed intention of this Agreement.

    Section  6.4.  Issuer  and  Company  Representatives.   Whenever  under  the
provisions of this Agreement the approval of the Issuer or the Company is required or the Issuer or the Company is required to take some action at the request of the other, such approval or such request shall be given for the
Issuer  by  an  Issuer   Representative   and  for  the  Company  by  a

Company Representative. The Trustee shall be authorized to act on any such approval or request.

    Section 6.5. Financing Statements. The Company agrees to execute and file or cause to be executed and filed any and all financing statements or amendments thereof or continuation statements necessary to perfect and continue the perfection of the security interests granted in the Indenture. The Company shall pay all costs of filing such instruments.

    Section 6.6. Covenant to Provide Continuing Disclosure. The Company hereby covenants and agrees that, upon the exercise by the Company of the Conversion Option to elect a Long Term Period or a Commercial Paper Period, the Company shall enter into a written undertaking for the benefit of the holders of the Bonds, as required by Section (b)(5)(i) of Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (17 CFR Part 240, ss. 240.15c2-12) (the "Rule"); provided, however, that the Company shall not be obligated to enter into such written undertaking if the Company shall furnish to the Trustee, prior to the exercise of the Conversion Option, an opinion of Bond Counsel that, notwithstanding such election by the Company, the Rule is not applicable to the Bonds.

    Section 6.7. Annual Report of Outstanding Bonds. Promptly after each June 30 during the Term of the Agreement, the Company shall notify the LGC and the Issuer, by first-class mail, of the aggregate principal amount of the Bonds Outstanding at the close of business on such June 30.

    Section 6.8. Notice of Control. The Company shall provide written notice to the Trustee and the Remarketing Agent thirty (30) days prior to the consummation of any transaction that would result in the Company controlling the Credit
Provider  or being  controlled  by the Credit  Provider  within  the  meaning of
Section 2(a)(9) of the Investment Company Act of 1940.

                                   ARTICLE VII

                  ASSIGNMENT, SELLING, LEASING; INDEMNIFICATION
               MERGER OR ASSET SALE, MAINTENANCE AND REPAIR, TAXES

    Section 7.1. Assignment, Selling and Leasing. This Agreement may be assigned and the Project may be sold or leased, as a whole or in part, with the prior written consent of the Trustee, the Credit Provider and the LGC, but without the necessity of obtaining the consent of the Issuer; provided, however, that no such assignment, sale or lease shall, in the opinion of Bond Counsel, result in interest on any of the Bonds becoming includable in gross income for federal income tax purposes, or shall otherwise violate any provisions of the Act; provided further, however, that no such assignment, sale or lease shall relieve the Company of any of its obligations under this Agreement.

    This Agreement may be assigned and the Project may be sold or leased, as a whole or in part, and the Company released of all obligations under this Agreement and the Indenture, with the prior written consent of the Issuer, the Trustee, and the LGC, if (i) such assignee, lessee or purchaser assumes the Company's obligations hereunder in writing, (ii) the Credit Provider consents in writing to such assignment, sale and/or lease and the release of the Company hereunder (or, if no Credit Facility is in effect at the time of such assignment, lease or sale, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding consent in writing to such assignment, sale (or lease) and release), and (iii) prior to any assignment, lease or sale pursuant to this Section, the Company shall have caused to be delivered to the Issuer, the Trustee, the LGC and the Credit Provider, if any, an opinion of Bond Counsel, satisfactory in form and substance to each of them, to the effect that such assignment, sale (or lease) and release will not cause interest on the Bonds to be includable in the gross income of the Owners of the Bonds for purposes of federal income taxation. Upon the release of all of the Company's duties and obligations under the provisions of this Section as provided above, the Trustee may execute a release of the Company from its obligations hereunder and under the Indenture and all references to the "Company" in this Agreement, the Indenture and the Bonds shall mean the assignee, lessee or purchaser, as applicable.

    Section 7.2. Release and Indemnification . The Company shall at all times protect, indemnify and hold harmless the Trustee, the Issuer, the Governing Body, the LGC and their respective directors, members, officers, attorneys, agents and employees against any and all liability, losses, damages, costs, expenses, taxes, causes of action, suits, claims, demands and judgments of any nature arising from or in connection with the Project or the financing of the Project, including, without limitation, all claims or liability resulting from, arising out of or in connection with the acceptance or administration of the Bond Documents or the trusts thereunder or the performance of duties under the Bond Documents or any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof, including without limitation any lease thereof or assignment of its interest in this Agreement, such indemnification to include the reasonable costs and expenses of defending itself or investigating any claim of liability and other reasonable expenses and attorneys' fees incurred by the Issuer, the Trustee, the Governing Body, the LGC and their respective directors, members, officers, attorneys, agents and employees in connection therewith, provided that the benefits of this Section shall not inure to any person other than the Issuer, the Governing Body, the LGC, the Trustee and their respective directors, members, officers, attorneys, agents and employees, and provided further that such loss, damage, death, injury, claims, demands or causes shall not have resulted from the gross negligence or willful misconduct of, the Issuer, the Trustee or such director, member, officer, attorneys, agent or employee. The obligations of the Company under this Section shall survive the termination of this Agreement and the Indenture. Notwithstanding any other provision of this Agreement or the Indenture to the contrary, the Company agrees
(i) not to assert any claim or institute any action or suit against the Trustee or its employees arising from or in connection with any investment of funds made by the Trustee in good faith as directed by a Company Representative, and (ii) to indemnify and hold harmless the Trustee and its employees against any liability, losses, damages, costs, expenses, causes of action, suits, claims, demands and judgments of any nature arising from or in connection with any such investment. In addition, the Issuer shall have the right, in the event of a suit against the Issuer, to hire its own counsel, and the Company shall indemnify the Issuer for the costs thereof.

    Section 7.3. Indemnity Against Claims. The Company will pay and discharge and will indemnify and hold harmless the Issuer, the Governing Body, the LGC and the Trustee, and their respective officers, employees and agents, from any taxes, assessments, impositions and other charges in respect of the Project. If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer, the Governing Body or the LGC, as the case may be, will give prompt written notice to the Company and the Trustee; provided, however, that the failure to provide such notice will not relieve the Company of the Company's obligations and liability under this Section and will not give rise to any claim against or liability of the Issuer or the Trustee. The Company shall have the sole right and duty to assume, and shall assume, the defense thereof, with counsel selected by the Company and reasonably acceptable to the person on behalf of which the Company undertakes a defense, with full power to litigate, compromise or settle the same in its sole discretion.

    Section 7.4. Issuer to Grant Security Interest to Trustee. The parties hereto agree that pursuant to the Indenture, the Issuer shall assign to the Trustee, in order to secure payment of the Bonds, all of the Issuer's right, title and interest in and to this Agreement and the Note, except for the Reserved Rights.

    Section 7.5. Maintenance of Existence; Merger; Asset Transfer. So long as a Credit Facility is in effect the Company agrees that it will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it, except either with the consent of the Credit Issuer or as provided in the Credit Agreement; if a Credit Facility is not in effect, the Company agrees that it will continue to be a corporation organized under the laws of the State of North Carolina, will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it; provided, that the Company may, without violating the foregoing, consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it, or transfer all or substantially all of its assets to another such corporation (and thereafter dissolve or not dissolve, as the Company may elect) if the corporation surviving such merger or resulting from such consolidation, or the corporation to which all or substantially all of the assets of the Company are transferred, as the case may be: (i) is a corporation organized under the laws of the United States of America, or any state, district or territory thereof, and qualified to do business in the State; (ii) shall expressly in writing assume all of the obligations of the Company contained in this Agreement; (iii) has a consolidated tangible net worth (after giving effect to such consolidation, merger or transfer) of not less than the consolidated tangible net worth of the Company and its consolidated subsidiaries immediately prior to such consolidation, merger or transfer; (iv) shall notify each person identified in Section 9.2 hereof of the name and address of such corporation surviving such merger or resulting from such consolidation, or the corporation to which all or substantially all of the assets of the Company are transferred; and (v) provided that no Default has occurred and is continuing hereunder.

    The term "consolidated tangible net worth," as used in this Section, shall mean the difference obtained by subtracting total consolidated liabilities (not including as a liability any capital or surplus item) from total consolidated tangible assets of the Company and all of its consolidated subsidiaries, computed in accordance with generally accepted accounting principles. Prior to any such consolidation, merger or transfer the Trustee shall be furnished a certificate from the chief financial officer of the Company or his/her deputy stating that in the opinion of such officer none of the covenants in this Agreement will be violated as a result of said consolidation, merger or transfer.

    Section 7.5. Company's Obligations to Maintain and Repair. The Company agrees that during the term of this Agreement it will keep and maintain the Project in good condition, repair and working order, ordinary wear and tear excepted, at its own cost, and will make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereto.

    Section 7.6. Taxes and Other Charges. (a) The Company will promptly pay and discharge or cause to be promptly paid and discharged, as the same become due, all taxes, assessments, governmental charges or levies and all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project imposed upon it or in respect of the Project before the same shall become in default, as well as all lawful claims which, if unpaid, might become a lien or charge upon such property and assets or any part thereof, except such that are contested in good faith by the Company for which the Company has maintained adequate reserves satisfactory to the Credit Provider, or in the absence of any Credit Provider, satisfactory to the Issuer and the Trustee.

    (b) The Company shall furnish the Issuer and the Trustee, upon request, with proof of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Company under this Agreement.

    Section 7.7. Damage, Destruction or Loss of Property; Obligation to Rebuild; Use of Insurance Proceeds and Condemnation Awards. If prior to full payment of all Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), the Project, or any part or component of the Project shall be damaged or destroyed, by whatever cause, or shall be taken by any public authority or entity in the exercise of or acquired under the threat of the exercise of its power of eminent domain, there shall be no abatement or reduction in the loan repayment obligations payable under this Agreement, and the Company will apply any insurance proceeds or condemnation awards resulting from claims for such losses or takings as provided in this Section.

    If prior to full payment of all Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), the Project, or any part or component of the Project shall be damaged, destroyed, or the Project or any part or component of the Project, the Project Site shall be taken by eminent domain or the threat of exercise of eminent domain, the Company shall promptly give, or cause to be given, written notice thereof to the Issuer, the Bank and the Trustee. All proceeds received from such property insurance with respect to the Project and all condemnation awards with respect to the Project shall be deposited with the Trustee to the credit of the Project Fund. Following the occurrence of such an event with respect to the Project, the Company shall have the option of (1) continuing to pay all amounts payable hereunder and to the extent permitted below proceeding promptly to repair, rebuild, restore or replace the property damaged, destroyed or taken, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company and, with respect to the Project, and as will comply with the limitations contained in this Agreement, and the Trustee will deposit such proceeds to the credit of the Project Fund and make such disbursements therefrom, in accordance with Section 3.3 hereof, as may be necessary to pay the cost of such repair, rebuilding or restoration, either on completion thereof or as the work progresses or (2) requesting the Issuer to cause the Bonds to be redeemed in accordance with the terms of the Indenture.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

    Section 8.1. Defaults Defined. The following shall be "Defaults" under this Agreement and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

    (a) Failure by the Company to pay any amount required to be paid under subsection (a) or (d) of Section 4.2 hereof.

    (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in
Section 8.1(a), for a period of thirty (30) days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company by the Issuer or the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted by the Company within the applicable period and diligently pursued until such failure is corrected.

    (c) The  dissolution or liquidation of the Company,  except as authorized by
Section 7.5 hereof, or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for sixty (60) days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would impair the ability of the Company to carry on its operations at the Project, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with its creditors or the failure generally by the Company to pay its debts as they become due.

    (d) The occurrence of a Default under the Indenture.

    The provisions of subsection (b) of this Section are subject to the following limitation: if by reason of force majeure the Company is unable in whole or in part to carry out any of its agreements contained herein (other than its obligations contained in Article IV hereof), the Company shall not be deemed in Default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God;

strikes or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the United States of America or of the State or of any of their departments, agencies or officials, or of any civil or military authority; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions; breakage or accident to machinery, transmission pipes or canals; and any other cause or event not reasonably within the control of the Company. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreement, provided that the settlement of strikes and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to settle strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

    Section 8.2. Remedies on Default. Whenever any Default shall have happened and be continuing, the Trustee, or the Issuer with the written consent of the Trustee, may take one or any combination of the following remedial steps:

    (a) If the Trustee has declared the Bonds immediately due and payable pursuant to Section 9.02 of the Indenture, by written notice to the Company, declare an amount equal to all amounts then due and payable on the Bonds, whether by acceleration of maturity (as provided in the Indenture) or otherwise, to be immediately due and payable as liquidated damages under this Agreement and not as a penalty, whereupon the same shall become immediately due and payable;

    (b) Have reasonable access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other tax returns of the Company during regular business hours of the Company if reasonably necessary in the opinion of the Trustee; or

    (c) Take whatever action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

    Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture.

    Section 8.3. No Remedy Exclusive. Subject to Section 9.02 of the Indenture, no remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article. Such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee, and the Trustee and the Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

    Section 8.4. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company should default under any of the provisions of this Agreement and the Issuer should employ attorneys or incur other expenses for the collection of payments required hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer the reasonable fees of such attorneys and such other expenses so incurred by the Issuer.

    Section 8.5. No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                                   ARTICLE IX

                                  MISCELLANEOUS

    Section 9.1. Term of Agreement. This Agreement shall remain in full force and effect from the date here of to and including April 1, 2015 or until such time as all of the Bonds and the fees and expenses of the Issuer and the Trustee and all amounts payable to the Credit Provider under the Credit Agreement shall have been fully paid or provision made for such payments, whichever is later; provided, however, that this Agreement may be terminated prior to such date pursuant to Article V of this Agreement, but in no event before all of the obligations and duties of the Company hereunder have been fully performed, including, without limitation, the payments of all costs and fees mandated hereunder.

    Section 9.2. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered mail, postage prepaid, addressed as follows:

If to the Issuer:             The Johnston County Industrial Facilities
                              and Pollution Control Financing Authority
                              212 Market Street, Room 117
                              Smithfield, North Carolina  27577
                              Attn:  Michael E. de Sherbinin

If to the Trustee:            First-Citizens Bank & Trust Company
                              100 East Tryon Road
                              Mail Drop DAC61
                              Raleigh, North Carolina  27603
                              Attn.:  Corporate Trust Department

If to the Company:            Flanders Corporation
                              c/o Precisionaire, Inc.
                              2399 26th Avenue North
                              St. Petersburg, Florida  33713
                              Attn.:  Steven K. Clark

If to the Credit Provider:    SunTrust Bank
                              Mail Code FL-Tampa-4206
                              401 East Jackson Street, 20th Floor
                              Tampa, Florida  33602
                              Attn:  Donald J. Campisano

If to the Remarketing Agent:  SunTrust Equitable Securities Corporation
                              303 Peachtree Street, 24th Floor
                              Atlanta, Georgia  30303
                              Attention:  Municipal Desk

If to the LGC:                Local Government Commission
                              325 N. Salisbury Street
                              Raleigh, North Carolina 27603
                              Attn:  Secretary

If to Moody's:                Moody's Investors Service, Inc.
                              99 Church Street
                              New York, New York 10007
                              Attention:  Corporate Department, Structured
                                          Finance Group

If to S&P:                     Standard & Poor's Corporation
                               25 Broadway
                               New York, New York 10004
                               Attention:  Corporate Finance Department

A duplicate copy of each notice, certificate or other communication given hereunder by the Issuer or the Company shall also be given to the Trustee and the Credit Provider. The Issuer, the Company, the Trustee, and the Credit
Provider may, by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

    Section 9.3. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company, the Credit Provider, the Trustee, the Owners of Bonds and their respective successors and assigns.

    Section 9.4. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

    Section  9.5.  Amounts  Remaining  in Funds.  Subject to the  provisions  of
Section 6.11 of the Indenture, it is agreed by the parties hereto that any amounts remaining in any account of the Bond Fund, or any other fund (other than the Rebate Fund) created under the Indenture upon expiration or earlier termination of this Agreement, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and the fees and expenses of the Trustee in accordance with the

Indenture, shall belong to and be paid to the Company by the Trustee.

    Section 9.6. No Liability of Issuer; No Charge Against Issuer's Credit. Any obligation of the Issuer created by, arising out of, or entered into in contemplation of this Agreement, including the Bonds, shall not impose a debt or pecuniary liability upon the Issuer, the State or any political subdivision thereof or constitute a charge upon the general credit or taxing powers of any of the foregoing. Any such obligation shall be payable solely out of the revenues and any other moneys derived hereunder and under the Indenture and the Credit Facility, except (as provided in the Indenture and in this Agreement) to the extent it shall be paid out of moneys attributable to the proceeds of the Bonds or the income from the temporary investment thereof.

    The principal of, premium, if any, and interest on the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and from payments made pursuant to the Credit Facility.

    THE BONDS AND THE INTEREST THEREON AND REDEMPTION PREMIUM, IF ANY, SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING, WITHOUT LIMITATION, THE ISSUER AND JOHNSTON COUNTY, NORTH CAROLINA. NEITHER THE STATE OF NORTH CAROLINA NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING, WITHOUT LIMITATION, THE ISSUER AND JOHNSTON COUNTY, NORTH CAROLINA, SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF OR PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES ASSIGNED AND PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING, WITHOUT LIMITATION, THE ISSUER AND JOHNSTON COUNTY, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO. THE ISSUER HAS NO TAXING POWER.

    Section 9.7. If Performance Date Not a Business Day. If the last date for performance of any act or the exercising of any right, as provided in this Agreement, shall not be a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

    Section 9.8. Amendments, Changes and Modifications. Subsequent to the issuance of Bonds and prior to their payment in full (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), and except as otherwise herein expressly provided, this Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee and, prior to the Credit Facility Termination Date and payment of all amounts payable to the Credit Provider under the Credit Agreement, the consent of the Credit Provider, and otherwise in accordance with the provisions of the Indenture.

    Section 9.9. Execution in Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    Section 9.10. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

    Section 9.11. Captions. The captions and headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Agreement.

    Section 9.12. No Third Party Beneficiary. It is specifically agreed between the parties executing this Agreement that it is not intended by any of the provisions of any part of this Agreement to establish in favor of the public or any member thereof, other than as expressly provided herein or as contemplated in the Indenture, the rights of a third-party beneficiary hereunder, or to authorize anyone not a party to this Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Agreement. The duties, obligations and responsibilities of the parties to this Agreement with respect to third parties shall remain as imposed by law.

    IN WITNESS WHEREOF, the Issuer has caused this Agreement to be executed in its name and attested by its duly authorized officers, and the Company has caused this Agreement to be executed in its name and attested by its duly authorized officers, all as of the date first above written.

(SEAL) THE JOHNSTON COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY

Attest:                              By:______________________________
                                                   Chairman

By:________________________
           Secretary

(SEAL)                               FLANDERS CORPORATION



Attest:                              By:______________________________
                                          Robert R. Amerson, President


By: _____________________
    Debra Hill, Secretary

                                    EXHIBIT A

                             DESCRIPTION OF PROJECT

    The project consists of the construction and equipping of a facility for the recycling of waste industrial glass into spun glass fiber. The facility will be constructed on the site of the Company's existing manufacturing facility.

                                      A-1